                                   CONSENT

     This Consent, dated March 5, 1999 (the "Consent"), is executed by Lawrence Savings Bank ("LSB") in favor of Unicore Software, Inc. a Massachusetts corporation (the "Company"), Pierre A. Narath and Jason K. Raza (collectively, the "Sellers"), and TouchStone Software Corporation, a Delaware corporation ("TouchStone").

     WHEREAS, the Company, the Sellers and LSB are parties to those documents listed on Exhibit A hereto (collectively, the "Loan Documents");
          ---------

     WHEREAS, TouchStone and the Sellers are parties to an Agreement and Plan of Acquisition (the "Acquisition Agreement"), dated March 5, 1999, pursuant to which the Company will be merged (the "Merger") with and into a subsidiary of TouchStone (the "Merger Sub"), with the Merger Sub as the surviving corporation;

     WHEREAS, the Merger and the consummation of the transactions contemplated thereby requires the consent of LSB pursuant to the terms of the Loan Documents and the Company, the Sellers and TouchStone request the written consent of LSB to the Merger; and

     WHEREAS, TouchStone has agreed to replace the Sellers' collateral with respect to the Loan Documents with substitute collateral in the form of a Certificate of Deposit in the amount of $710,000.00 (the "Substitute Collateral"), and the Sellers request that those collateral instruments listed on Exhibit B (the "Sellers' Collateral Documents") be released by LSB to the
   ---------
Sellers and/or terminated, as applicable.

     NOW, THEREFORE , in consideration of the Substitute Collateral, the sufficiency of which is hereby acknowledged, LSB hereby agrees as follows:

     1.  Upon receipt of the Substitute Collateral, LSB consents to the Merger.

     2. To the extent that the Merger conflicts with, results in a breach of, constitutes a default under, results in the acceleration of any amounts due, or creates in LSB the right to accelerate, terminate, modify or cancel any of the Loan Documents, LSB waives such conflict, breach or default and waives any right of acceleration, termination, modification or cancellation in connection with the Merger upon receipt of the Substitute Collateral.

     3. Upon receipt of the Substitute Collateral, LSB agrees to release and/or terminate, as applicable, the Sellers' Collateral Documents and to execute a discharge with respect to the Boxford Mortgage (as defined in Exhibit A) and the
                                                              ---------
Haverhill Mortgage (as defined in   Exhibit A).
                                    ---------

     4. In all other respects, the Loan Documents shall remain in full force and effect.

     Executed as an instrument under seal as of the date first set forth above.

                                          LAWRENCE SAVINGS BANK


                                          By:___________________________________
                                             Name:
                                             Title:

                                   EXHIBIT A

                                Loan Documents
                                --------------

     A.  Credit Agreements
         -----------------

     1. Loan Agreement, dated as of November 9, 1998 (the "LSB Loan Agreement"), between the Company and LSB.

     B.  Promissory Notes
         ----------------

     1. Term Note, dated November 9, 1998 (the "Term Note"), issued by the Company to LSB in the original principal amount of $625,000.00.

     2. Promissory Note, dated November 9, 1998 (the "LSB Promissory Note"), issued by the Company to LSB in the original principal amount of $100,000.00.

     C.  Other Agreements
         ----------------

     1. Year 2000 Compliance Agreement, dated November 9, 1998 (the "Year 2000 Agreement"), between the Company and LSB.

     2. Trademark, Patent and Copyright Security Agreement, dated November 9, 1998 (the "Trademark Security Agreement"), between the Company and LSB.

     3. Stock Pledge Agreement, dated as of November 9, 1998 (the "LSB Pledge Agreement"), between Pierre A. Narath and Jason K. Raza, on the one hand, and LSB, on the other hand.

     4. Commercial Security Agreement, dated November 9, 1998 (the "LSB Security Agreement").

     5. Guaranty, dated November 9, 1998 (the "Pierre Narath Guaranty"), of Pierre A. Narath in favor of LSB.

     6. Guaranty, dated November 9, 1998 (the "Jason Raza Guaranty"), of Jason Raza in favor of LSB.

     7. Guaranty, dated November 9, 1998 (the "Rosemarie Narath Guaranty"), of Rosemarie Narath in favor of LSB.

     8. Mortgage and Security Agreement of Pierre A. Narath and Rosemarie Narath in favor of LSB, dated November 9, 1998 regarding land situated in Boxford, Massachusetts (the "Boxford Mortgage").

     9. Mortgage and Security Agreement of Pierre A. Narath and Rosemarie Narath in favor of LSB, dated November 9, 1998 regarding land situated in Haverhill, Massachusetts (the "Haverhill Mortgage").

     10. Assignment of Leases and Rents of Pierre A. Narath in favor of LSB, dated November 9, 1998 (the "Assignment of Leases").

     11. Assignment of Life Insurance Policy of Pierre A. Narath in favor of LSB, dated November 9, 1998 (the "Life Insurance Assignment").

                                   EXHIBIT B

                         Sellers' Collateral Documents
                         -----------------------------

     1. Unicore Acquisition Corp. Stock Certificate No. 1, representing 80 shares of the Company's common stock issued to Pierre A. Narath.

     2. Unicore Acquisition Corp. Stock Certificate No. 2, representing 20 shares of the Company's common stock issued to Jason K. Raza.

     3.  LSB Pledge Agreement

     4.  Pierre Narath Guaranty

     5.  Jason Raza Guaranty

     4.  Rosemarie Narath Guaranty

     5.  Boxford Mortgage

     6.  Haverhill Mortgage

     7.  Assignment of Leases

     8.  Life Insurance Assignment